_
    / \
   / Z \
  /Seven\
 /_______\

Z-Seven Fund, Inc.
1819 S. Dobson Road
Suite  109
Mesa, AZ  85202
(480) 897-6214


     _
    / \
   / Z \
  /Seven\
 /_______\


                              THIRD QUARTER REPORT

                                  Period Ended

                               SEPTEMBER 30, 2001


1.     Accounting  Procedures:
       Reliability  &  Conservatism

2.     Consistency  of  Operating
       Earnings  Growth

3.     Strength  of  Internal
       Earnings  Growth

4.     Balance  Sheet:
       Working  Capital

5.     Balance  Sheet:
       Corporate  Liquidity

6.     Recognition:
       Owner  Diversification

7.     Value:  P/E  Under  10

Z-Seven  Fund,  Inc.
SCHEDULE  OF  INVESTMENTS
at September 30, 2001    (Unaudited)
-------------------------------------------------------------------
Investment Securities (a)                      Shares      Value
-------------------------------------------------------------------
Common Stocks
-------------------------------------------------------------------
BUILDING & MATERIALS - 4.9%
  Barratt Developments Plc                       70,000  $  310,191
  Hughes Supply                                   6,600     147,180
                                                         ----------
                                                            457,371
                                                         ----------
COMPUTER SALES & SERVICES  -  11.4%
  Forrester Research (b)                         29,900     496,639
  Insight Enterprises, Inc. (b)                  29,480     416,847
  Pomeroy Comp. Resources (b)                    12,534     151,035
                                                         ----------
                                                          1,064,521
                                                         ----------
CONSUMER PRODUCTS  -  1.4%
  Abbeycrest Plc                                 10,000      11,787
  Lindt & Spr ngli AG                               230     116,312
                                                         ----------
                                                            128,099
                                                         ----------
ELECTRONIC COMPONENTS  -  11.1%
  Avocent (b)                                     7,700     114,576
  Plexus (b)                                     17,500     412,650
  Roxboro Group Plc                             162,700     507,006
                                                         ----------
                                                          1,034,232
                                                         ----------
FINANCIAL SERVICES  -  12.3%
 Factset Research                                 6,000     145,560
  Jardine Lloyd Thompson Group Plc              140,700   1,001,291
                                                         ----------
                                                          1,146,851
                                                         ----------
HEALTH & PERSONAL CARE  -  6.3%
  National Dentex Corporation (b)                11,000     231,000
  Novartis AG                                     3,960     154,590
  Syngenta                                           24       1,209
  United Guardian                                40,400     204,828
                                                         ----------
                                                            591,627
                                                         ----------
INVESTMENT MANAGERS  - 7.9%
  Brewin Dolphin                                152,800     166,598
  Rathbone Brothers Plc                          58,000     570,424
                                                         ----------
                                                            737,022
                                                         ----------
LEISURE  -  7.0%
  Ballantyne of Omaha, Inc. (b)                  50,505      22,727
  U.S. Physical Therapy (b)                      39,150     635,405
                                                         ----------
                                                            658,132
                                                         ----------
MANUFACTURING (OTHER)  -  3.9%
  Strattec Security Corporation (b)               4,800     138,624
  VT Holding A/S (Cl B)                          10,565     227,669
                                                         ----------
                                                            366,293
                                                         ----------


Z-Seven  Fund,  Inc.
SCHEDULE  OF  INVESTMENTS
at  September 30, 2001  Continued  (Unaudited)
-------------------------------------------------------------------
Investment Securities (a)                      Shares      Value
-------------------------------------------------------------------
Common Stocks
-------------------------------------------------------------------
RETAIL  -  6.0%
  Grow Biz International, Inc. (b)                7,700  $   60,522
  The Men's Wearhouse, Inc. (b)                  24,700     446,576
  Westfair Foods                                    360      54,721
                                                         ----------
                                                            561,819
-------------------------------------------------------------------
TOTAL COMMON STOCKS  -  72.2%
      (Cost $7,291,817)                                  $6,745,967
-------------------------------------------------------------------

-------------------------------------------------------------------
Options                                      Contracts
-------------------------------------------------------------------
Nasdaq Mini 100 Index Puts
    Expires 11/16/01                                466  $1,850,030
S&P 500 Index Puts
    Expires 11/16/01                                  7     112,700
                                                         ----------
TOTAL OPTIONS - 21.0%
    (Cost $1,821,730)                                    $1,962,730

===================================================================
TOTAL INVESTMENT IN SECURITIES -  93.2%
    (Cost $9,113,547)                                    $8,708,697
-------------------------------------------------------------------
CASH, RECEIVABLES, AND OTHER ASSETS
    LESS LIABILITIES  -  6.8%                            $  635,854
-------------------------------------------------------------------
NET ASSETS  -  100.0%
    (Equivalent to $4.74 per share based
    on 1,972,735 shares of capital stock
    outstanding)                                         $9,344,551
===================================================================

(a)  Percentages  are  based  on  net  assets  of  $9,344,551.
(b)  Non-income  producing  investment.


COMMON  STOCKS  BY  COUNTRY
---------------------------------------------------------------------
Percent     Country                                             Value
---------------------------------------------------------------------
    53.7 %  United States                                 $ 3,624,169
    38.1    United Kingdom                                  2,567,297
     3.4    Denmark                                           227,668
     4.0    Switzerland                                       272,111
     0.8    Canada                                             54,722
---------------------------------------------------------------------
   100.0 %                                                $ 6,745,967
---------------------------------------------------------------------

LETTER  TO  OUR  SHAREHOLDERS


Dear  Shareholder:

     We would like to express our appreciation for the confidence you have shown in our investment philosophy. In addition, we are thankful for the love, strength, and wisdom given to us by our heavenly creator and caring shepherd. With the tragedies of September 11, as well as the continued violence in the Middle East, still in our thoughts, we would like to extend our deepest sympathies to those families impacted, particularly to those children who have been orphaned and those spouses who have been widowed.

2001  THIRD  QUARTER  RESULTS

     In the turbulent and difficult third quarter of 2001, impacted by the shock waves of September 11, our Fund's total investment return declined 16%, from a share price on NASDAQ of $5.89 to $4.92. Our net asset value declined 21% from $5.98 to $4.74.

2001  NINE-MONTH  RESULTS

     In the nine months ended September 30, 2001, our total investment return declined 32%, from a price of $7.25 to $4.92 per share. The Fund's NAV also declined 32%. Our investment portfolio decreased 30%.

     Although we had hoped that an accommodative monetary policy by the Federal Reserve Board and, to a lesser extent, the Bank of England throughout 2001 would boost stock prices, as is historically true, this year has proven to be the exception to the rule. After suffering its largest annual decline ever in 2000, the NASDAQ Composite Index fell even more steeply, with a decline of 39% during the first nine-months of 2001. Altogether, the NASDAQ Composite has lost nearly two-thirds of its value in less than two years.

     While we were gratified that the elimination of high P/E stocks in January of 2000 (particularly high-tech stocks) and other protective measures helped us provide strong defensive performance for most of last year, our adoption of an aggressive strategy in late 2000 and early 2001 proved to be premature, as our disappointing nine-month results demonstrate.

     Most of our investments are in superbly managed companies which continue to demonstrate their quality by reporting considerably better earnings than most other companies during the current recession.

     While our largest holding, Jardine Lloyd Thompson Group, Plc, is an insurance company, it has not been significantly affected by September 11 since it is not an underwriter, but rather a wholesale broker in the U.K. and Southeast Asia. In 1998, we saw an opportunity to increase the size of our JLT investment to a double-sized position while its shares were trading for less than the company's net cash (less debt) per share. While we reduced our holding along the way as the share price increased well beyond its net cash per share, purchases during the first quarter of 2001 made it once again a super-size position. This reflects our current focus on larger holdings in companies with the finest long-term histories of consistent operating profit growth. Following this difficult third quarter and nine-month period, JLT is a bright light for us, as its shares resisted the stock market decline and held onto the gains of prior years. Moreover, at this writing, JLT shares have resumed their climb in the fourth quarter thus far.

OUTLOOK

     My greatest concern going forward is that the Fed has very little ammunition left to try to cushion our economy and corporate earnings from the steep decline it is now in. We will continue to monitor the current situation, and will not hesitate to reinstitute measures to protect the portfolio again, as we have periodically over recent volatile times when market conditions deteriorate. While we will also be eagerly searching for new investment opportunities, very few quality growth companies bucking the economic trend are currently trading at attractive prices. A combination of continued earnings growth of these exceptionally well-managed companies, along with lower stock prices, could potentially reduce P/E ratios and allow us to make investments which offer growth, quality, and value.

Sincerely,

/s/ Barry  Ziskin
Barry  Ziskin                                                November  26,  2001


GENERAL INFORMATION

THE  FUND

     Z-Seven Fund, Inc. is a non-diversified, closed-end management investment company whose shares trade on the Nasdaq National Market System and on the Pacific Exchange. Its investment objective is long-term capital appreciation through investments in quality growth companies whose shares are undervalued.

SHARE  REPURCHASES

     Notice is hereby given, in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase, at market prices, from time to time, shares of its common stock in the open market.

FORWARD  LOOKING  STATEMENTS

     When used in this report and in future filings by the Fund with the Securities and Exchange Commission, in the Fund's press releases and in oral statements made with the approval of an authorized officer of the Fund the words or phrases, "will likely result," "are expected to," "will continue," "is anticipated," "estimate," "project," or similar expressions are intended to identify forward looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995. All assumptions, anticipations, expectations and forecasts contained herein are forward looking statements that involve risks and uncertainties.

     Management of the Fund cautions readers not to place undue reliance on any such forward looking statements, which speak only as of the date made, and should be read in conjunction with other publicly available Fund information. Management of the Fund will not undertake, and specifically declines, any obligations to release publicly the result of any revisions which may be made to any forward looking statements to reflect the occurrence of anticipated or unanticipated events.




BOARD  OF  DIRECTORS

Barry  Ziskin               Dr.  Jeffrey  Shuster
Mar  a  De  Los  Santos     Rochelle  Ziskin
Albert  Feldman

INVESTMENT  ADVISER

TOP  Fund  Management,  Inc.

OFFICERS
Barry  Ziskin                 Barbara  Perleberg
President and Treasurer       Secretary

CUSTODIAN

Investors Bank & Trust Company

TRANSFER  AGENT

Wells Fargo Bank Minnesota, N.A.
Shareowner  Services

INDEPENDENT  AUDITORS

KPMG  LLP

GENERAL  COUNSEL

Kilpatrick  Stockton  LLP

STOCK  LISTINGS

NASDAQ                   Pacific  Exchange
Symbol:  ZSEV            Symbol:  ZSE

CORPORATE  OFFICE

1819  South  Dobson  Road
Suite  109
Mesa,  AZ  85202
(480)  897-6214
Fax  (480)  345-9227
Z-Seven.com
Zseven@aol.com